Exhibit 4.4

NUMBER	SHARES

CLEVER LEAVES HOLDINGS INC.

INCORPORATED UNDER THE Business corporations act (british columbia)

COMMON SHARES

SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies that	CUSIP 186760104

is the registered holder of

COMMON sHARES Without par value in the capital of

CLEVER LEAVES HOLDINGS INC.

transferable on the central securities register of the Company by the registered holder in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid unless manually countersigned by the Transfer Agent and recorded in the Company’s central securities register.

Witness the Company has caused this certificate to be signed by the mechanical signatures of its duly authorized officers.

Dated:

Authorized Officer	Authorized Officer

Countersigned and Registered

Transfer Agent and Registrar

Authorized Officer

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM –	as tenants in common	UNIF GIFT MIN ACT - _____ Custodian ______
TEN ENT –	as tenants by the entireties	(Cust) (Minor)
JT TEN –	as joint tenants with right of survivorship	under Uniform Gifts to Minors
	and not as tenants in common	Act _______________
(State)

Additional Abbreviations may also be used though not in the above list.

There are special rights and restrictions attached to these shares, a copy of the full text of those special rights and restrictions may be obtained, without charge, from the registered office of the Company.

Clever Leaves Holdings Inc.

For value received, ___________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

common shares represented by the within certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated

Notice:	The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15 (OR ANY SUCCESSOR RULE) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED).